UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 11, 2024

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
    On November 12, 2024, DHI Group, Inc. (the “Company”) reported its results of operations for the fiscal quarter ended September 30, 2024. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

    The information in this Form 8-K, including the accompanying exhibits, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 11, 2024, Raime Leeby resigned from her position as the Chief Financial Officer of DHI Group, Inc. (the "Company") effective November 15, 2024. During her tenure, Ms. Leeby strengthened the finance team's processes, accountability and culture. The Company thanks Ms. Leeby for her contributions. In connection with her separation from service, the Company has agreed to pay Ms. Leeby her 2024 bonus, which will be determined based on actual performance achievement results, and which will be paid in 2025 at the time other 2024 bonuses are paid. Ms. Leeby will continue to serve the company as a consultant through December 31, 2024 in order to help support a transition.

In connection with her resignation, the Company and Ms. Leeby have entered into a consulting agreement, dated as of November 11, 2024 (the "Consulting Agreement"). Pursuant to the terms of the Consulting Agreement, Ms. Leeby will be entitled to certain payments and benefits, including continued vesting of equity awards through December 31, 2024, including 46,666 shares of restricted stock and 31,037 performance stock units. All of Ms. Leeby's remaining equity awards that remain unvested as of December 31, 2024 will be forfeited and cancelled at such time.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Greg Schippers, the Company’s Vice President of Finance and Controller, has been appointed to serve as the Interim Chief Financial Officer of the Company effective as of Ms. Leeby’s departure. Mr. Schippers will not be receiving additional compensation in connection with his service as Interim Chief Financial Officer.

Item 7.01. Regulation FD Disclosure

On November 12, 2024, the Company issued a press release relating to Ms. Leeby’s resignation. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.    Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.
Not applicable.
(b)Pro Forma Financial Information.
Not applicable.
(c)Shell Company Transactions.
Not applicable.
(d)Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated November 12, 2024
10.1	Consulting Agreement, dated as of November 11, 2024, between DHI Group, Inc. and Raime Leeby
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	November 12, 2024	By: /S/ Raime Leeby Muhle
Name: Raime Leeby Muhle
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX
99.1	Press Release, dated November 12, 2024
10.1	Consulting Agreement, dated as of November 11, 2024, between DHI Group, Inc. and Raime Leeby
104	Cover Page Interactive Data File (embedded within the inline XBRL)